UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

Premier Indemnity Holding Company

(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-132482 (Commission File Number)	20-2680961 (IRS Employer Identification No.)

Premier Indemnity Holding Company

3001 N Rocky Point Dr, Ste 200

Tampa, FL 33607

(Address of principal executive offices)

813-286-6194

(Registrant’s telephone number, including area code)

_________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 17, 2006, Premier Indemnity Holding Company (the “Registrant”) changed its principal independent accountants. On such date, the Registrant dismissed Hamilton Misfeldt & Company, P.C from serving as the Registrant’s principal independent accountants, and retained Gregory, Sharer & Stuart, P.A. as its principal independent accountants. The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Termination of Hamilton Misfeldt & Company, P.C

Hamilton Misfeldt & Company, P.C was the independent registered public accounting firm for the Registrant’s for the fiscal year ended December 31, 2005 and for the period since then and until July 17, 2006. None of Hamilton Misfeldt & Company, P.C. reports on the Registrant’s financial statements during the Registrant’s fiscal year ended December 31, 2005 and for the period since then and until July 17, 2006, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hamilton Misfeldt & Company, P.C. would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which Hamilton Misfeldt & Company, P.C. served as the Registrant’s principal independent accountants.

The Registrant has provided Hamilton Misfeldt & Company, P.C. with a copy of this disclosure and has requested that Hamilton Misfeldt & Company, P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Hamilton Misfeldt & Company, P.C. addressed to the Securities and Exchange Commission dated December 21, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Gregory, Sharer & Stuart, P.A.

Prior to July 17, 2006, the date that Gregory, Sharer & Stuart, P.A. was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Gregory, Sharer & Stuart, P.A. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Gregory, Sharer & Stuart that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Gregory, Sharer & Stuart, P.A. regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not Applicable
(b) Pro forma financial information.	Not Applicable
(c) Exhibits:

Exhibit 16.1.    Letter, dated December 26, 2006, from Hamilton Misfeldt & Company, P.C to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Indemnity Holding Company
(Registrant)

By:	/s/ Stephen Rohde
Name:	Stephen Rohde
Title:	President, Treasurer and Director

Date: December 21, 2006

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